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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 2-82594, No 2-93562, No. 2-96080) of Hogan Systems, Inc. of our report dated April 21, 1995 appearing in the Hogan Systems, Inc.
1995 Annual Report on Form 10-K (Form 10-K). We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears in the Form 10-K.

PRICE WATERHOUSE LLP

Dallas, Texas
June 27, 1995